Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ LOUIS C. CAMILLERI
Louis C. Camilleri

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ MASSIMO FERRAGAMO
Massimo Ferragamo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ WERNER GEISSLER
Werner Geissler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ LISA A. HOOK
Lisa A. Hook

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ JENNIFER LI
Jennifer Li

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5h day of
December, 2018.

/s/ JUN MAKIHARA
Jun Makihara

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ KALPANA MORPARIA
Kalpana Morparia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ FREDERIK PAULSEN
Frederik Paulsen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ ROBERT B. POLET
Robert B. Polet

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Martin G. King and Jerry Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Deferred Profit-Sharing Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 5th day of
December, 2018.

/s/ STEPHEN M. WOLF
Stephen M. Wolf